SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934
                                (Amendment no. 1)


Filed by the Registrant    [X]
Filed by a party other than the Registrant   [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement           [ ]  Confidential, for Use of the
[X]  Definitive Proxy Statement                 Commission Only (as permitted by
[ ]  Definitive Additional Materials            Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to
     Rule 14a-11(c) or Rule 14a-12


                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                       STANFORD TELECOMMUNICATIONS, INC.
    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


(1)  Title of each class of securities to which transactions applies:

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(2)  Aggregate number of securities to which transactions applies:

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      calculated and state how it was determined):

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[ ]   Fee paid previously with preliminary materials.
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[ ]   Check box if any part of the fee is offset as  provided  by  Exchange  Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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

                        STANFORD TELECOMMUNICATIONS, INC.

                    Notice of Annual Meeting of Stockholders

                            To Be Held June 24, 1998

         The Annual Meeting of the Stockholders of Stanford Telecommunications, Inc. (the "Company") will be held at the Sunnyvale Hilton, 1250 Lakeside Drive, Sunnyvale, California 94086, on Wednesday, June 24, 1998, at 6:00 p.m. local time, for the following purposes:

         1. To elect six Directors to serve for the ensuing year as set forth in the attached Proxy Statement.

         2. To amend the 1992 Employee Stock Purchase Plan increasing the number of shares of Common Stock issuable thereunder from 400,000 to 700,000.

         3. To ratify the selection of Arthur Andersen LLP as the Company's independent public accountants for the current fiscal year.

         4. To transact such other business as may properly come before the meeting and any adjournment thereof.

         The Board of Directors has fixed the close of business on May 1, 1998 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. In accordance with Delaware law, a complete list of stockholders entitled to notice of and to vote at the meeting will be available at the Company's executive offices, 1221 Crossman Avenue, Sunnyvale, California 94089, for ten days prior to the meeting.

         TO ASSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY.



                                 By order of the Board of Directors,



                                 JEROME F. KLAJBOR
                                 Secretary


Sunnyvale, California
May 29, 1998

                        STANFORD TELECOMMUNICATIONS, INC.
                              1221 Crossman Avenue
                           Sunnyvale, California 94089


                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Stanford Telecommunications, Inc., a Delaware corporation (the "Company"), of proxies in the accompanying form to be used at the Annual Meeting of Stockholders to be held at the Sunnyvale Hilton, 1250 Lakeside Drive, Sunnyvale, California 94086, on June 24, 1998 at 6:00 p.m. local time and any adjournment thereof. Proxies may be revoked at any time before they are voted by filing with the Secretary of the Company a written notice of revocation or by duly executing a proxy bearing a later date. A proxy may also be revoked before it is voted by any stockholder present at the meeting who expresses a desire to vote his or her shares of common stock, par value $.01 per share, of the Company ("Common Stock") in person. Subject to any such revocation, all shares of Common Stock represented by properly executed proxies will be voted in accordance with the specifications on the enclosed proxy. If no choice is so specified, the shares will be voted FOR the election of the six nominees for Director listed in this Proxy Statement, FOR amending the Employee Stock Purchase Plan increasing the number of shares of Common Stock issuable thereunder from 400,000 to 700,000 and FOR the ratification of Arthur Andersen LLP as the Company's independent public accountants.

         The close of business on May 1, 1998 has been fixed as the record date for determining the holders of Common Stock entitled to notice of and to vote at the meeting. On such date, there were 12,975,088 shares of Common Stock outstanding and entitled to vote. Each outstanding share of Common Stock is entitled to one vote on all matters including the election of Directors whose names have been placed in nomination. A majority of the outstanding shares will constitute a quorum for the transaction of business at the meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. The six nominees receiving the highest number of votes will be elected as the Directors of the Company. Abstentions and broker non-votes will be counted in tabulations of the votes cast for amending the Employee Stock Purchase Plan and the ratification of the selection of Arthur Andersen LLP, as the Company's independent public accountant and, as a result, will have the same effect as negative votes.

         A copy of the Company's 1998 Annual Report to Stockholders containing financial statements for fiscal year 1998 accompanies this Proxy Statement. The Company's fiscal year is composed of four 13-week quarters, each of which ends on the Thursday closest to the corresponding calendar quarter end. Fiscal year 1998 ended on March 26, 1998.

         This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about May 29, 1998.

         The expense of printing and mailing proxy material will be borne by the Company. The Company will reimburse brokers and nominees for their reasonable out-of-pocket expenses in forwarding soliciting material to beneficial owners of shares held of record by such brokers and nominees. In addition to the solicitation of proxies by mail, solicitation may be made by certain Directors, Officers and other employees of the Company by personal interview, telephone or telefax; no additional compensation will be paid for such solicitation.

                                   PROPOSAL 1


                              ELECTION OF DIRECTORS

         Six directors are to be elected to serve until the next Annual Meeting of Stockholders and until their respective successors are duly elected. Each of the nominees named below is presently a Director of the Company. In the event that any nominee becomes unable or declines to serve for any reason, proxies may be voted for the election of the balance of those nominees named and for such other person or persons as the proxy holders or the present Board of Directors (the "Board") may select, or the size of the Board may be reduced in accordance with the by-laws of the Company. The Board has no reason to believe that any of the nominees named will be unable or unwilling to serve.

INFORMATION WITH RESPECT TO NOMINEES AND DIRECTORS

         Set forth below are the names and ages of the nominees and Directors, their principal occupations at present and for the past five years, certain directorships held by certain of the nominees and the year in which each became a Director of the Company.

                       Name and Principal Occupation at Present                              Director
                      and for the Past Five Years; Directorships                              Since            Age
                      ------------------------------------------                              -----            ---

James J. Spilker, Jr...........................................................                1973             64

         Dr. Spilker, a founder of the Company, is Chairman of the Board and Principal Scientist. He served as President and Chief Executive Officer of the Company from August 1981 to June 1995.

Val P. Peline..................................................................                1985             67

         Dr.  Peline was elected as a Director  of the Company in October  1985.
         Dr.  Peline  joined the Company as its  President  and Chief  Executive
         Officer  effective  June 5, 1995. Dr. Peline served as President of the
         Electronic Systems Group, a division of Lockheed Corp., from 1987 until he retired from such position in March 1995. Dr. Peline had been President of the Lockheed Space Division from 1984 to March 1987.

Michael Berberian..............................................................                1989             64

         Mr. Berberian, a private investor, was appointed to fill a vacancy on the Board of Directors in December 1989. From 1973 to 1990, he served on the Board of Directors of Lockheed Corp.

                                      -2-

Leonard Schuchman..............................................................                1985             61

         Mr.  Schuchman  was elected as a Director of the Company in April 1985.
         Mr.  Schuchman  joined  the  Company in  January  1976 and became  Vice
         President in February 1977. He is responsible for directing the Company's Communications and Navigation Systems Operation.

John W. Brownie................................................................                1973             64

         Mr.  Brownie,  a  founder  of the  Company,  served as  Executive  Vice
         President of the Company from June 1982 and as General Manager from July 1981 until his retirement in January 1985. He has been a Director of the Company since the Company's organization in May 1973.

C. Jerome Waylan...............................................................                1994             56

         Dr. Waylan  was  appointed to fill a vacancy on the Board of Directors
         in  May  1994.   Dr. Waylan   served  as  President  of  GTE  Spacenet
         Corporation  from 1985 to 1993 and as Executive  Vice President of GTE
         Mobilnet from 1993 until his  retirement in April 1996.  From May 1996 to September  1997,  Dr. Waylan served as Executive  Vice President of
         NextWave  Telecom,  Inc.  Dr.  Waylan has been a Director of Globecomm
         Systems,  Inc.  since February 1997. Dr. Waylan is currently the Chief
         Executive Officer of Constellation Communications Inc.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES NAMED ABOVE.

BOARD OF DIRECTOR'S MEETINGS AND COMMITTEES

         The Company's Board held four meetings during fiscal year 1998 and acted on two matters by unanimous written consent. Each Director attended at least 75% of the meetings of the Board and of the committees of the Board on which he serves.

         The Board has a Compensation Committee, an Audit Committee and a Stock Plans Committee. There is no nominating committee or any committee performing a similar function.

         The Compensation Committee held one meeting in fiscal year 1998 and took all other actions by unanimous written consent. Its function is to determine or review and pass upon management's recommendations with respect to executive compensation and incentive bonuses. The members of the Compensation Committee during fiscal year 1998 were Dr. C. Jerome Waylan and Messrs. Michael Berberian and John W. Brownie.

         The Audit Committee held two meetings in fiscal year 1998. Its functions are to monitor the effectiveness of the audit effort, to monitor the Company's financial and accounting organization and financial reporting and to select a firm of independent public accountants, whose duty it is to audit the books and accounts of the Company. The members of the Audit Committee during fiscal year 1998 were Dr. Waylan and Messrs. Berberian and Brownie.

         The Stock Plans Committee held one meeting in fiscal year 1998 and took all other actions by unanimous written consent. Its functions are to supervise and manage the Company's Employee Stock Purchase Plan and the 1991 Stock Option Plan. The members of the Stock Plans Committee during fiscal year 1998 were Dr. Waylan and Messrs. Berberian and Brownie.

DIRECTORS' FEES

         Each non-employee Director of the Company receives an annual fee of $15,000 and is entitled to reimbursement for reasonable travel costs associated with his attendance at meetings of the Board and committees of the Board on which he serves.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

         The following table provides certain summary information concerning compensation paid for fiscal years 1996, 1997 and 1998 to the Company's Chief
Executive Officer and to each of the other five most highly compensated executive officers (collectively, the "Named Executive Officers").

                                                                                       Long-Term
                                                                                      Compensation
                                                     Annual Compensation                 Awards
                                               ---------------------------------    -----------------
                                                                                       Securities
           Name and                Fiscal                                              Underlying             All Other
      Principal Position            Year           Salary          Bonus (1)            Options           Compensation (2)
-------------------------------   ---------    ---------------   ---------------    -----------------    --------------------

Val P. Peline                       1998           $381,642          $105,579             10,000              $10,110
Chief Executive Officer             1997           $351,931          $103,576            100,000              $10,057
and President                       1996           $235,400                $0            220,000              $ 2,944

James J. Spilker, Jr.(3)            1998           $270,386           $64,327              5,000               $6,750
Chairman of the Board               1997           $257,309           $66,003                  0               $6,000
                                    1996           $240,011                $0              7,900               $4,500

Gary S. Wolf                        1998           $207,996           $45,083              5,000               $6,281
Executive Vice President            1997           $180,331           $44,279             59,000               $6,264
                                    1996           $161,013                $0              5,300               $4,750

Leonard Schuchman                   1998           $203,752           $28,878              3,500              $13,936
Vice President and                  1997           $192,523           $40,264              6,000              $10,255
Director                            1996           $183,019                $0              6,024               $6,770

John E. Ohlson                      1998           $190,389           $35,678              3,500               $8,136
Vice President                      1997           $178,388           $36,960              6,000               $8,004
                                    1996           $168,002                $0              5,530               $5,754

Ernest L. Dickens, Jr.              1998           $173,261           $40,099              3,500               $6,291
Vice President                      1997           $160,396           $32,564             11,000               $7,264
                                    1996           $149,372           $11,530              4,458               $4,679

-------------------
(1) Represents incentive bonuses paid during the fiscal year for prior year's performance pursuant to the Management Incentive Plan.

(2) Fiscal year 1998, other compensation includes (i) the Company's contribution to the Pension and Profit Sharing portions of the Stanford Telecommunications, Inc. Employee Retirement Program of $6,000 for each officer; (ii) Company-paid life insurance premiums as follows: Val P. Peline, $4,110; Gary S. Wolf, $281; Leonard Schuchman, $3,436; John E. Ohlson, $636; Ernest L. Dickens, Jr. $291 and (iii) patent issue awards of $4,500, $1,500 and $750 for Leonard Schuchman, John E. Ohlson and James J. Spilker, Jr. respectively.

(3) Since June 1995, Dr. Spilker has served as Principal Scientist for the Company.

                                      -5-

OPTION GRANTS IN LAST FISCAL YEAR

         The following  table provides  information on options granted in fiscal year 1998 to the Named Executive Officers.
                                               Percent of
                                                 Total                                     Potential Realizable Value at
                              Number of         Options                                    Assumed Annual Rates of Stock
                             Securities        Granted to                                  Price Appreciation for Option
                             Underlying        Employees     Exercise                                 Term (2)
                               Options         in Fiscal    Price Per       Expiration    ---------------------------------
         Name                Granted (1)         Year         Share           Date             5%                10%
------------------------    --------------    -----------   -----------    -----------    --------------    --------------

Val P. Peline                   10,000            5.9%        $15.25          4/29/07        $95,906            $243,046
James J. Spilker, Jr.            5,000            3.0          15.25          4/29/07         47,953             121,523
Gary S. Wolf                     5,000            3.0          15.25          4/29/07         47,953             121,523
Leonard Schuchman                3,500            2.1          16.75          4/01/07         36,869              93,433
John E. Ohlson                   3,500            2.1          16.75          4/01/07         36,869              93,433
Ernest L Dickens, Jr.            3,500            2.1          16.75          4/01/07         36,869              93,433


(1) All options granted in fiscal year 1998 were granted pursuant to the 1991 Stock Option Plan (the "Option Plan"). The Option Plan provides for granting either incentive or non-qualified stock options. All options granted in fiscal year 1998 were non-qualified stock options granted at 100% of the fair market value of the Common Stock on the date of grant. The options generally expire ten years from date of grant, unless earlier terminated in certain events related to termination of employment. The options vest 25% per year on each of the first four anniversaries of the option grant date, except those granted to Dr. Peline which vest 100% after one year, but vesting ceases when the optionee terminates employment. All options granted under the Option Plan which have been held for at least one year will vest in full in the event of the sale, dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving corporation or becomes the subsidiary of another entity, or an offer to all stockholders of the Company to purchase more than 50% of the Company's outstanding shares.

(2) The 5% and the 10% assumed rates of appreciation applied to the option exercise price over the option term are prescribed by the rules of the SEC and do not represent the Company's estimate or projection of the future price of its Common Stock. If the Common Stock does not appreciate above the exercise price, the Named Executive Officers will receive no benefit from the options.


AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL  YEAR AND FISCAL  YEAR END OPTION
VALUES

         The following table shows the number of shares of Common Stock represented by outstanding stock options held by each of the Named Executive
Officers as of the end of the fiscal year 1998. On such date, the closing price of the Common Stock on the Nasdaq National Market was $17.81 per share.

                                                                          Number of Securities         Value of Unexercised
                                                                         Underlying Unexercised            In-the-Money
                                                                           Options at Fiscal             Options at Fiscal
                                                                                Year-End                     Year-End
                               Shares Acquired on          Value              Exercisable/                 Exercisable/
           Name                      Exercise             Realized            Unexercisable                Unexercisable
---------------------------    ------------------         --------            -------------                -------------

Val P. Peline                      0 Shares                 n/a              320,000/10,000             $2,353,750/$25,625
                                 Common Stock                                 Common Stock

James J. Spilker, Jr.              0 shares                 n/a              19,000/11,100               $218,738/$75,406
                                 Common Stock                                 Common Stock

Gary S. Wolf                       0 shares                 n/a              50,120/60,940              $459,499/$317,010
                                 Common Stock                                 Common Stock

Leonard Schuchman                  0 shares                 n/a              53,702/25,262              $545,600/$189,985
                                 Common Stock                                 Common Stock

John E. Ohlson                     0 shares                 n/a              15,744/12,446               $168,268/$62,503
                                 Common Stock                                 Common Stock

Ernest L. Dickens                3,542 shares           $56,715               4,104/15,334               $18,565/$55,778
                                 Common Stock                                 Common Stock


                    COMPENSATION AND STOCK PLANS COMMITTEES'
                        REPORT ON EXECUTIVE COMPENSATION

Executive Compensation

         The Compensation Committee of the Board of Directors is responsible for developing and recommending to the Board policies on compensation of the Company's senior executives. The Stock Plans Committee of the Board of Directors administers the Company's stock option plans and recommends to the Board policies on stock options and other equity-based incentives. Set forth below, in accordance with the rules of the Securities and Exchange Commission ("SEC"), is a joint report of the Compensation and Stock Plans Committees concerning those policies and how they were applied to the fiscal 1998 compensation to Dr. Val P. Peline, President and Chief Executive Officer, and to all other executive officers of the Company.

General Executive Compensation Policies

         The Company's compensation program is designed to attract and retain qualified executives and to ensure that their efforts are directed toward the long-term interests of the Company and its stockholders. To that end, the Company strives to pay competitive base salaries and to provide incentives to its executives by linking individual compensation to Company and business unit performance through an annual incentive bonus plan, and linking executive and stockholder interests through a stock option plan.

         Each of the Compensation and Stock Plans Committees annually review salaries, incentive compensation and stock options, and other aspects of executive compensation. In general, the purpose of such reviews is to ensure that the Company's overall executive compensation program remains competitive with other companies that are similar in revenues, profitability, asset size and markets served and that executive pay reflects both the individual's performance and the overall performance of the Company. Salary survey information from Western Management Group and Radford Associates for companies designated as "high technology companies," many of which are included in the S&P High Technology Index (the "Comparable Companies"), as well as other publicly available sources are used in the evaluation to determine the competitiveness of the executive compensation program. The Compensation Committee attempts to establish base salaries for the Company's executive officers in the median range of the Comparable Companies. The target for incentive compensation is mid-range for Comparable Companies. This approach reflects the Compensation Committee's aim to be competitive in the market for executive talent, without lowering its performance expectations.

         In determining fiscal year 1998 compensation for the executive officers, the Compensation Committee reviewed the Company's financial results for fiscal year 1997, together with a comparison against plan and results achieved during prior fiscal years. The Compensation Committee evaluates company performance based primarily on profitability, with consideration also given to revenue growth. For fiscal year 1997, revenues increased by 15% from fiscal year 1996. Net income for fiscal year 1997 increased to $8,011,000 from $6,173,000 in fiscal year 1996.

Summary of Fiscal Year 1998 Compensation Programs

         For fiscal year 1998, the executive compensation program consisted of base salary and eligibility for participation in the Management Incentive Plan and the Management Option Incentive Program.

         Base Salary

         The Compensation Committee determines the base salaries of the Company's executive officers based on the Company's revenues and profitability for the prior year, its assessment of individual performance, and the comparability considerations described above. The average base salary for executive officers during fiscal year 1998 increased 6.9% from fiscal 1997.

         Management Incentive Plan

         Under the Management Incentive Plan which was adopted during fiscal year 1996, executive officers as well as other key management and technical personnel may receive incentive compensation based upon the Company and participants achieving mutually agreed upon measurable objectives. The Management Incentive Plan contemplates that, each year, the Board will establish the Company objectives, and the Company objectives will become the objectives of the President and the Chairman of the Board. The President then will establish individual objectives for the executive officers who report directly to him, and each of such executive officers then will establish objectives for those persons who participate in the Management Incentive Plan and report to him. The President will review and approve the objectives for all participants to assure that the individual objectives collectively will serve the Company in achieving the objectives set by the Board. At the end of each fiscal year, each participant will become eligible for an award under the Management Incentive Plan based on the Company achieving the objectives set forth by the Board and the participant's performance and accomplishment toward the objectives set forth for such participant. Awards to executive officers will be determined by the Compensation Committee after the Company evaluation and bonus pools are established by the Board. The Board will establish the bonus pool by a formula based on the performance of the Company and of each of the participants. Payments in the amount of $319,644 were paid out to executive officers under the Management Incentive Program during fiscal year 1998 in recognition of performance during fiscal year 1997. The Compensation Committee has determined that no incentive payments will be made during fiscal year 1999 based upon the results achieved against the stated objectives during fiscal year 1998.

         Stock Options

         The Compensation and Stock Plans Committees view stock options as a means of linking executive and stockholder interests. Each year, the Stock Plans Committee considers and may approve stock option grants, determining such aspects as grant size, vesting schedules and plan participants.

         Management Option Incentive Program

         In May 1993, the Board of Directors adopted an Officers' Option Incentive Program to establish a policy governing annual options grants to eligible officers. During fiscal year 1996, the Board of Directors revised the Officer's Option Incentive Program to expand the number of management personnel eligible for option grants under the program and renamed the program the Management Option Incentive Program, to be effective beginning in fiscal year 1997. Under the Management Option Incentive Program, management personnel who participate in the Company's Management Incentive Plan will be considered for a stock option grant under the revised program. The number of options already held by the eligible participants is not a factor in determining whether an otherwise eligible officer will receive an option grant. It is anticipated that annual option grants will be made to certain officers of the Company, including the Named Executive Officers; however, the Compensation and Stock Plans Committees may exclude certain officers from receiving options as they deem appropriate. Options proposed under this program are subject to the Stock Plans Committee's discretion under the provisions of the Company's 1991 Stock Option Plan. During fiscal year 1998, a total of 163,900 options were granted pursuant to the Management Option Incentive Program for 1997 performance, of which the Executive Officers received an aggregate of 36,500 options. See "Executive Compensation--Option Grants in Last Fiscal Year." The number of shares of Common Stock underlying each option granted was based primarily on a formula tied to the optionee's base salary.

Dr. Peline's Fiscal Year 1998 Compensation

           The Compensation and Stock Plans Committees annually review Dr. Peline's performance to determine his base salary, incentive compensation and stock option grants. The purpose of this review is to ensure that Dr. Peline's compensation package remains competitive with chief executives of other companies similar to the Company in revenues, profitability, asset size and markets served. Salary survey information from Western Management Group and Radford Associates as well as other publicly available sources are used to determine the competitiveness of Dr. Peline's overall compensation. The Compensation Committee has determined that the President's base salary should be competitive with those companies contained in the salary surveys and tied to the Company's financial performance. Given the Company's increased revenues and profitability in fiscal year 1997 and the Compensation Committee's assessment of Dr. Peline's contribution to those performance measures during fiscal year 1997, Dr. Peline received a salary increase from $360,000 to $385,000. In addition, Dr. Peline was evaluated as a "Superior" contributor under the Company's Management Incentive Program which resulted in additional incentive compensation of $105,579. Finally, the Stock Plan Committee approved an option grant of 10,000 shares to Dr. Peline based upon his fiscal year 1997 performance and to provide an incentive for future performance.

           Policy with Respect to Deductibility of Compensation

           Section 162(m) of the Internal Revenue Code, as amended, generally disallows tax deductions by a company for compensation paid to certain of such company's executive officers in excess of $1,000,000 per person during the fiscal year. Final regulations under Section 162(m) (the "Final Rules") were issued by the Internal Revenue Service in December 1995 and include an exemption from the deduction limitation for compensation that is "performance-based" within the meaning of Section 162(m) and the Final Rules.

           The Compensation and Stock Plans Committees intend to include performance-based compensation in the executive compensation program to the extent reasonably necessary in order to minimize the effects of Section 162(m). However, in light of the Company's intent to remain competitive in its compensation of executives and other employees, the Company reserves the right to pay compensation that is not performance-based and thus would not be tax deductible.

                                        COMPENSATION COMMITTEE
                                           C. Jerome Waylan
                                           Michael Berberian
                                           John W. Brownie

                                         STOCK PLANS COMMITTEE
                                           Michael Berberian
                                           John W. Brownie
                                           C. Jerome Waylan

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The SEC requires disclosure where an executive officer of a company served or serves as a director or on the compensation committee of another entity and an executive officer of such other entity served or serves as a director or on the compensation committee of the Company. The Company does not have any such interlocks. Decisions as to executive compensation are made by the Compensation Committee and the Stock Plans Committee. During fiscal year 1998, the Compensation and Stock Plans Committees were comprised entirely of non-employee Directors. Mr. Brownie, who serves as member of both such committees, was a former officer of the Company.
Mr. Brownie retired from the Company in 1985.



                             STOCK PERFORMANCE GRAPH

         Set forth below is a line graph comparing the percentage change in the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the S&P High Technology Composite Index and the S&P 500 Composite Index for a period of five fiscal years ended March 31, 1998. "Total return," for the purpose of this graph, assumes reinvestment of all dividends.

[The following descriptive data is supplied in accordance with Rule 304(d) of Regulation S-T]

                                       Comparison of Cumulative Total Return
                                  Stanford Telecommunications, Inc. Common Stock
                        S & P High Technology Composite Index and S & P 500 Composite Index
                                  1993          1994          1995          1996          1997          1998
   -------------------------- ------------- ------------- ------------- ------------- ------------- -------------
   Stanford Telecom               100.00        174.31        167.57        324.32        362.16        364.86
   -------------------------- ------------- ------------- ------------- ------------- ------------- -------------
    S & P High Technology         100.00        117.62        148.84        200.95        271.66        410.57
   -------------------------- ------------- ------------- ------------- ------------- ------------- -------------
   S & P 500                      100.00        101.47        117.27        154.92        185.63        274.73
   -------------------------- ------------- ------------- ------------- ------------- ------------- -------------

                                 STOCK OWNERSHIP

         The  following  table sets forth,  as of March 31, 1998,  the names and addresses  of all  persons  who  beneficially  owned,  to the  knowledge  of the
Company,  more than 5% of the outstanding shares of Common Stock, and the number of shares beneficially owned by each Director and nominee,  each Named Executive
Officer and all Directors and executive officers as a group. Except as otherwise indicated and subject to community  property laws where applicable,  each person has sole investment and voting power with respect to the shares shown. Ownership information is based upon information furnished by the respective persons.
                                                                                       Beneficial Ownership of
                                                                                            Common Stock
                                                                                --------------------------------------
                                                                                     Number of           Percent
                                                                                      Shares             of Class
                                                                                -----------------    -----------------
Directors and Executive Officers:
James J. Spilker, Jr. (1) ....................................................       1,275,314               9.8%
1221 Crossman Avenue
Sunnyvale, California  94089

Michael Berberian  ...........................................................         822,850               6.3%
5200 North Palm, Suite 203
Fresno, California  93704

Val P. Peline (2).............................................................         332,500               2.6%

Leonard Schuchman (3).........................................................         296,702               2.3%

John E. Ohlson (4)............................................................         168,962               1.3%

Gary S. Wolf (5)..............................................................         110,337               *

John W. Brownie (6)...........................................................          44,950               *

Ernest L. Dickens (7).........................................................           7,833               *

C. Jerome Waylan (8) .........................................................           1,000               *

All Directors and executive officers as a group
(12 persons) (9)..............................................................       3,103,462              23.9%

5% Stockholder:
Kopp Investment Advisors, Inc.; Leroy C. Kopp (10)............................       3,470,656              26.8%
7701 France Avenue South, Suite 500
Edina, Minnesota  55435


*Less than 1%


Footnotes appear on the following page.

                                      -12-

---------------
(1) Includes 22,400 shares subject to options exercisable within 60 days after March 31, 1998 and 20,000 shares held by Dr. Spilker's wife.

(2) Includes 330,000 shares subject to options exercisable within 60 days after March 31, 1998.

(3) Includes 70,327 shares subject to options exercisable within 60 days after March 31, 1998.

(4) Includes 19,799 shares subject to options exercisable within 60 days after March 31, 1998.

(5) Includes 55,160 shares subject to options exercisable within 60 days after March 31, 1998 and 3,000 shares held by Mr. Wolf's minor daughter.

(6)      Consists of shares held in trust for John W. and Alice Brownie.

(7) Consists of shares subject to options exercisable within 60 days after March 31, 1998.

(8)      Consists of shares held by Dr. Waylan and his wife in Joint Tenancy.

(9) Includes an aggregate of 540,654 shares subject to options exercisable within 60 days after March 31, 1998.

(10) According to Amendment No. 2 to Schedule 13D(the "Schedule 13D") filed with the SEC by (I) Kopp Investment Advisors, Inc., a Minnesota corporation ("KIA"), (ii) Kopp Holding Company, a Minnesota corporation and the parent corporation of KIA ("KHC"), and (iii) LeRoy C. Kopp, the sole stockholder of KHC ("Kopp" and collectively with KIA and KHC, the "reporting persons"), KIA beneficially owns 3,292,656 shares of Common Stock and Kopp beneficially owns 3,470,656 shares of Common Stock (including the shares beneficially owned by KIA). KHC, as the parent corporation of KIA reports indirect ownership of the Common Stock beneficially owned by KIA. KIA reports shared investment power with respect to all of the shares of Common Stock it beneficially owns (by virtue of limited powers of attorney and/or investment advisory agreements) and reports sole voting power with respect to 131,000 shares. Kopp reports sole voting and sole investment power with respect to 178,000 shares of Common Stock he beneficially owns, which shares are held directly by the Kopp Holding Company Profit Sharing Plan, for which Kopp serves as the sole trustee (12,000 shares), the Kopp Family Foundation, for which Kopp serves as a director (40,000 shares), and the LeRoy C. Kopp Individual Retirement Account (126,000 shares). All of the reporting persons have the same business address.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's Directors and executive officers and holders of more than 10% of the outstanding Common Stock ("insiders") to file with the SEC reports of ownership and changes in ownership of Common Stock and other equity securities of the Company. Insiders also are required to furnish the Company with a copy of all reports that they file with the SEC pursuant to Section 16(a).

         Based solely on its review of such reports or written representations with respect to Section 16(a) reports by insiders, the Company believes that during fiscal year 1998, each of the insiders complied with all applicable filing requirements under Section 16(a).

                                   PROPOSAL 2


                    AMENDMENT TO EMPLOYEE STOCK PURCHASE PLAN

         The Board has unanimously approved and recommends that the stockholders approve an amendment to the Company's Employee Stock Purchase Plan (the "Plan"), to increase the number of shares of Common Stock issuable thereunder from 400,000 to 700,000 (the "Proposed Amendment"). A copy of the Plan can be obtained from the Secretary of the Company at the Company's executive offices located at 1221 Crossman Avenue, Sunnyvale, California 94089.

Description of the Plan

         The Plan was established in July 1992 to provide Eligible Employees (defined below) with an opportunity to purchase Common Stock, in order to increase the employees' proprietary interests in the success of the Company. Each of the Eligible Employees may elect on a quarterly basis (a "Participation Period") to purchase Common Stock through payroll deductions of up to 10% of such employee's salary or up to 500 shares of Common Stock per Participation Period, whichever is lower. Eligible Employees who elect to participate in the Plan for one Participation Period continue to participate in each succeeding Participation Period, until such employee changes his or her level of participation in the Plan, or withdraws from the Plan, in writing.

         Common Stock is purchased on behalf of participating employees at the end of each Participation Period, at a price per share equal to 85% of the fair market value of the Common Stock on the first day of the Participation Period or on the last day of the Participation Period, whichever is lower. Common Stock so purchased is held in an individual brokerage account established for each participating employee at Charles Schwab & Co., Inc. No fees are charged by Charles Schwab & Co., Inc. for maintaining such brokerage accounts.

Eligible Employees

         Employees of the Company who have been employed by the Company for at least three (3) months and are regularly scheduled to work more than 20 hours per week ("Eligible Employees") are eligible to participate in the Plan. As of April 1, 1998, approximately 880 persons were Eligible Employees. Executive officers of the Company, but not Directors, may be Eligible Employees. Currently 275 Eligible Employees are participating in the Plan.

Approval

         The Proposed Amendment to the Plan will not be effective, unless it is approved and ratified by the vote of shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Irrespective of whether the Proposed Amendment is ratified and approved, the Plan will expire on June 30, 2002.

         The Board of Directors believes that the Plan is an important means by which the interests of the employees can be aligned with the interests of the stockholders. Increasing the number of shares of Common Stock issuable under the Plan is intended to enable all participating Eligible Employees to participate in the Plan to the maximum extent desirable through the full term of the Plan.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL AND RATIFICATION OF THE PROPOSED AMENDMENT TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK ISSUABLE UNDER THE PLAN FROM 400,000 TO 700,000.

                                   PROPOSAL 3


                 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Board has selected Arthur Andersen LLP to serve as the Company's independent public accountants for fiscal year 1999. While it is not required to do so, the Board is submitting to the stockholders the selection of that firm for ratification in order to ascertain the stockholders' views. If such selection is not ratified by the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting and entitled to vote, the Board will reconsider its selection.

         Representatives of Arthur Andersen LLP are expected to be present at the meeting and available to respond to appropriate questions. Such representatives will have the opportunity to make a statement if they desire to do so.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ARTHUR ANDERSEN LLP.


                              STOCKHOLDER PROPOSALS

         To be considered for presentation at the 1999 Annual Meeting of Stockholders, a stockholder proposal must be received at the offices of the Company not later than January 29, 1999.



                                  OTHER MATTERS

         Management knows of no other business which will be presented for consideration at the meeting. If any other business is properly brought before the meeting, it is intended that proxies in the enclosed form will be voted in respect thereof in accordance with the judgment of the persons voting the proxies.

         Whether or not you intend to be present at this meeting, you are urged to return your proxy promptly.


                                     By order of the Board of Directors



                                     JEROME F. KLAJBOR
                                     Secretary

Stanford Telecommunications, Inc.                                 25 August 1993


                          EMPLOYEE STOCK PURCHASE PLAN


 Section 1.       Establishment of the Plan

         The Stanford Telecommunications, Inc. Employee Stock Purchase Plan (the "Plan") is established to provide Eligible Employees with an opportunity to purchase common stock of STANFORD TELECOMMUNICATIONS, INC. (the "Company") so that they may increase their proprietary interests in the success of the Company. The Plan, which provides for the purchase of stock through regular payroll withholding, is intended to qualify under Section 423 of the Internal Revenue Code of 1986, as amended.

 Section 2.       Definitions

         (a) "Board of Directors" means the Board of Directors of Stanford Telecommunications, Inc., a Delaware corporation. "Directors" means members of the Board of Directors.

         (b) "Committee" means any committee appointed to administer the Plan, as provided in Section 3.

         (c) "Compensation" means the total compensation received by a Participant from the Company during a Participation Period, including bonuses and commissions, but excluding special payments (such as moving expenses) and income with respect to stock options or other stock purchases.

         (d) "Date of Grant" means the first day of a Participation Period.

         (e) "Eligible Employee" means any regular employee of a Participating Company whose date of hire was at least three (3) months prior to the commencement of a Participation Period and who is customarily employed for more than twenty (20) hours per week and who is an active employee at the commencement of a Participation Period.

         (f) "Executive Officer" shall mean any person who is an "officer" of the Company within the meaning of Rule 16a-1(f) as promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         (g) "Fair Market Value" of a share of Stock means (i) if the Stock is traded on NASDAQ, the average of the NASDAQ closing bid and asked prices on the applicable date, (ii) if the Stock is traded on the NASDAQ National Market, the last price on the applicable date, or (iii) if the Stock is traded on a national exchange, the closing price on the applicable date. In the event the Stock is not traded on the date as of which the Fair Market Value is to be determined, Fair Market Value shall be determined as of the next preceding date on which the Stock is traded. "Open Fair Market Value" means the Fair Market Value on the next preceding date on which Stock is traded.

         (h) "Participant" means an Eligible Employee who elects to participate in the Plan, as provided in Section 5 hereof.

         (i) "Participating Company" means the Company and such present or future Subsidiaries of the Company as the Board of Directors shall from time to time designate.

         (j) "Participation Period" means a period during which contributions may be made toward the purchase of Stock under the Plan, as determined pursuant to Section 5(b).

         (k) "Plan Account" means the account established for each Participant pursuant to Section 5(d).

         (l) "Purchase Price" means the price at which Participants may purchase stock under Section 5 of the Plan, as determined pursuant to Section 5(c).

         (m) "Stock" means the common stock of the Company, $.01 par value.

         (n) "Subsidiary" means a subsidiary corporation as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended.

 Section 3.       Administration

         The Plan shall be administered by the Board of Directors. The interpretation and construction by the Board of Directors of any provisions of the Plan or of any right to purchase Stock granted under it shall be conclusive and binding on all persons. No Director shall be liable for any action, omission or determination taken, omitted or made under or in connection with the Plan in good faith.

         The Board of Directors may delegate administration of the Plan to a Committee consisting of not less than three (3) members of the Board of Directors. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, howsoever caused, shall be filled by the Board of Directors. The Committee shall select one of its members as chairman, and shall hold meetings at such times and places as it may determine.

 Section 4.       Number of Shares To Be Offered and To Be Purchased

         The maximum aggregate number of shares which shall be offered under the Plan shall be two hundred thousand (200,000) shares of Stock, subject to adjustment as provided in Section 8 hereof. In the event that the aggregate number of shares which all Participants elect to purchase during a Participation Period shall exceed the number of shares remaining available for issuance under the Plan, then the number of shares to which each Participant shall become entitled shall be determined by multiplying the number of shares available for issuance by a fraction the numerator of which is the sum of the number of shares the Participant has elected to purchase pursuant to Section 5 and denominator of which is the sum of the number of shares which all employees have elected to purchase pursuant to Section 5.

 Section 5.       Eligibility and Participation Purchase of Shares

         (a) Eligibility and Participation. Any person who qualifies as an Eligible Employee on the Date of Grant with respect to a Participation Period may elect to participate in the Plan for such Participation Period. An Eligible employee may elect to participate by executing the enrollment form prescribed for such purpose by the Committee. The enrollment form shall be filed with the Committee no later than the first day of the Participation Period. The Eligible Employee shall designate on the enrollment form the percentage of his or her Compensation which he or she elects to have withheld for the purchase of Stock, which may be any whole percentage from one percent (1%) to ten percent (10%) of the Participant's Compensation.

                  By enrolling in the Plan, a Participant shall be deemed to have elected to purchase the maximum number of whole shares of Stock which can be purchased with the amount of the Participant's Compensation which is withheld during the Participation Period; provided, however, that with respect to any Participation Period, no Participant may purchase more than two hundred fifty
(250)  shares of Stock or shares of Stock in excess of the  amounts set forth in
Section 9.

                  Once enrolled, a Participant will continue to participate in the Plan for each succeeding Participation Period until he or she terminates participation or ceases to qualify as an Eligible Employee. If a Participant desires to change the rate of payroll withholding, he or she may do so effective for the next Participation Period by filing a new enrollment form with the Committee at any time prior to the first day of the Participation Period for which such change is to be effective.

          (b) Participation Periods. The Plan shall be implemented by one or more Participation Periods of three months duration. The Board of Directors may determine the commencement dates of each Participation Period, provided that no Participation Period shall have a commencement date after March 1, 2002.

         (c) Purchase Price. The Purchase Price for each share of Stock is to be purchased pursuant to this Section 5 shall be the lesser of (i) eighty-five percent (85%) of the Opening Fair Market Value of such share on the Date of Grant in the Participation Period, or (ii) eighty-five percent (85%) of the Fair Market Value of such share on the last trading day during the Participation Period.

         (d) Contributions. The Purchase Price for each share of Stock to be purchased pursuant to this Section 5 will be payable by each Participant by means of payroll deduction. Payroll deductions for the amount of Compensation designated by the Participant to Section 5(a) shall commence with the first paycheck issued during the Participation Period and shall be deducted from each subsequent paycheck throughout the Participation Period. The amount deducted from each paycheck shall be the amount determined pursuant to Section 5(a) as of the beginning of the Participation Period and no adjustments will be made for any changes in salary or status during the Participation Period.

         (e) Purchase of Shares. The Company will maintain a Plan Account on its books in the name of each Participant. At the close of each pay period, the amount deducted from the Participant's Compensation will be credited to the Participant's Plan Account. As of the last day of each Participation Period, the amount then in the Participant's Plan Account will be divided by the Purchase Price and the amount in the Participant's Plan account shall be used to purchase the number of whole shares which result. Share certificates representing the number of shares of Stock so purchased shall be issued and delivered to the Participant as soon as reasonably practicable after the close of the Participation Period. Any surplus in a Participant's Plan Account attributable to fractional share interests will be carried over to the next Participation
Period. Any amount remaining in the Participant's Plan Account caused by anything other than a surplus due to fractional shares shall be refunded to the Participant in cash.

         (f) Resales by Persons Subject to Section 16 of Exchange Act. All shares of Stock purchased under the Plan by persons subject to Section 16 of the Exchange Act (including Executive Officers and Directors) must be held, and may not be sold, given away or otherwise transferred, for a period of at least six
(6) months following the date on which the purchase price for such shares is determined pursuant to Section (5) hereof.

         (g) Compliance with Section 16 of Exchange Act. With respect to persons subject to Section 16 of the Exchange Act (including Executive Officers and Directors), transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 (or its successors) as promulgated under the Exchange Act. To the extent any provision of the Plan or action by the Board of Directors or Committee pursuant to the Plan fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board of Directors.

                  Notwithstanding the foregoing, each person subject to Section 16 of the Exchange Act shall be responsible for his or her compliance with
Section 16, including compliance with Rule 16b-3, and the Company shall have no obligation or liability for failure to so comply.

         (h) Withdrawal. A Participant may elect to withdraw from participation under the Plan at any time up to the last day of a Participation Period by filing the prescribed form with the Committee. At the time of withdrawal, the amount credited to the Participant's Plan Account will be refunded in cash, without interest. Any Executive Officer or Director who is a Participant but who withdraws from participation shall not be eligible to become a Participant again for a period of six (6) months following such withdrawal.

Section 6.        Effect of Termination of Employment

         Termination of employment for any reason including without limitation, death, disability or retirement, shall be treated as an automatic withdrawal pursuant to Section 5(h). A transfer from the Company to a Subsidiary, from one Subsidiary to another, or from a Subsidiary to the Company shall not be treated as a termination of employment.

Section 7.        Rights Not Transferable

         The rights or interest of any Participant in the Plan, in any right granted under the Plan, or in any Stock or moneys to which he or she may be entitled under the Plan, shall not be transferable by voluntary or involuntary assignment or by operation of law, or by any other manner otherwise than by will or the applicable laws of descent and distribution and shall be exercisable during the lifetime of the Participant only by the Participant. If the Participant shall in any manner attempt to transfer, assign or otherwise encumber his or her rights or interest under the Plan, other than by will, such act shall be treated as an automatic withdrawal under Section 5(h).

Section 8.        Recapitalization, Etc.

         The aggregate number of shares of Stock offered under the Plan and the number and price of shares which any Participant has elected to purchase pursuant to Section 5 shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock resulting from a subdivision or consolidation of shares or any other capital adjustment, the payment of a stock dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company. In the event of a dissolution or liquidation of the Company, or a merger or consolidation to which the Company is a constituent corporation, this plan shall terminate, unless the plan of merger, consolidation or reorganization provides otherwise, and all amounts then remaining in each Participant's Plan Account shall be refunded, without interest.

Section 9.        Limitation on Stock Ownership.

         Notwithstanding any provision herein to the contrary no Participant shall be permitted to elect to participate in the Plan with respect to a Participation Plan (i) if such Participant, as of the Date of Grant for such Participation Period, would own stock possessing five percent (5%) or more of the total combined voting power or value classes of Stock of the Company or any parent or Subsidiary of the Company, or (ii) if under the terms of the Plan the rights of the employee to purchase Stock under this and all other qualified employee stock purchase plans of the Company or its Subsidiaries would accrue at a rate that exceeds $25,000 of Fair Market Value of such Stock (determined at the time such right or option is granted) for each calendar year for which such right or option is outstanding at any time. For purposes of this Section 9, ownership of Stock shall be determined by the attribution rules of Section 424 (d) of the Internal Revenue Code of 1986, as amended, and Participants shall be considered to own any Stock which they have a right or option to purchase under this or any other plan.

Section 10.       Rights as an Employee

         Nothing in the Plan shall be construed to give any person the right to remain in the employ of the Company or a Subsidiary or to effect the right of the Company and its Subsidiaries to terminate the employment of any person at any time with or without cause. Except as otherwise specifically provided herein, all Eligible Employees shall have the same rights and privileges pursuant to the Plan.

Section 11.       Rights as a Stockholder

         A Participant shall have no rights as a stockholder with respect to any shares he or she may have a right to purchase under the Plan until the date of issuance of a stock certificate to such Participant for shares issued pursuant to the Plan.

Section 12.       Withholding Taxes

         Any taxes required by law to be withheld on account of this Plan shall be deducted and withheld accordingly. A Participant may become liable for taxes when he or she disposes of shares of Stock acquired under this Plan, and the Company shall not in any way be responsible for any tax liability incurred by any participant as a result of this Plan.

Section 13.       Amendment or Termination of the Plan

         The Board of Directors shall have the right to amend, modify or terminate the Plan at any time without notice, provided that no Participant's existing rights are adversely affected thereby, and provided further that, except as provided in Section 8 hereof, no increase in the aggregate number of shares to be issued under the Plan shall be effective until such increase is approved by a vote of the stockholders of the Company in the manner provided in
Section 14 hereof. Notwithstanding the foregoing, the provisions of the Plan, as they apply to Executive Officers and Directors, which state the amount and price of Stock that may be purchased or specify the timing of permitted purchases or set forth a formula that determines such amount, price and timing shall not be amended more frequently than once every six months, other than to comport with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations thereunder. The Plan shall terminate on June 30, 2002, if it has not been earlier terminated pursuant to this Section 13.

Section 14.       Ratification of the Plan

         The Plan shall become effective as of July 1, 1992 provided that it is approved and ratified by the vote of the holders of at least a majority of the outstanding shares of Stock of the Company within twelve (12) months after the date upon which the Plan is approved by the Board of Directors. If no such shareholder approval and ratification is obtained within such period, this Plan shall be void and of no further force and effect.

                                                                      APPENDIX A


                                     PROXY

                       STANFORD TELECOMMUNICATIONS, INC.

                     PROXY SOLICITED BY BOARD OF DIRECTORS
                FOR ANNUAL MEETING OF STOCKHOLDERS JUNE 24, 1998

         James J. Spilker, Jr. and Jerome F. Klajbor, or either of them each with the power of substitution, are hereby authorized to represent and vote as designated on the reverse side the shares of the undersigned at the Annual
Meeting of Stockholders of Stanford Telecommunications, Inc. to be held on Wednesday, June 24, 1998, or at any adjournment of the Annual Meeting.

         YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTE AT THE ANNUAL MEETING.

         The undersigned hereby revoke any proxy or proxies heretofore given to vote such shares, and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement relating to the June 24, 1998 Annual Meeting of Stockholders.

         Shares represented by this proxy will be voted as directed by the stockholder. If no such directions are indicated, the proxies will have the authority to vote "FOR" the election of directors and "FOR" items 2 and 3.

         PLEASE COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SEE REVERSE                                                          SEE REVERSE
   SIDE                                                                 SIDE

[X] Please mark
    votes as in
    this example.

THE BOARD OF DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  ELECTION OF DIRECTORS  AND
"FOR" ITEMS 2 AND 3.

1.  Election of Directors.                                                                                FOR    AGAINST   ABSTAIN

    Nominees:  Michael Berberian, John W. Brownie, Val P. Peline,  2.   Amendment  to  Employee  Stock    [  ]     [  ]      [  ]
               Leonard Schuchman, James J. Spilker, Jr.,                Purchase    Plan    increasing
               C. Jerome Waylan                                         number   of    Common    Stock
                                                                        issuable    thereunder    from
               [ ]  FOR            [  ]  WITHHELD                       400,000 to 700,000.
                    ALL                  FROM ALL
                  NOMINEES               NOMINEES                                                         FOR    AGAINST   ABSTAIN
                                                                   3.   Ratification       of      the
[ ] ______________________________________________                      appointment of Arthur Anderson    [  ]     [  ]      [  ]
     For all nominees except as noted above                             LLP    as    the     Company's
                                                                        independent  auditors  for the
                                                                        current fiscal year.

                                                                   4.   Upon any other matters which might properly come before this meeting.

                                                                   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT             [  ]

                                                                   Please  sign  exactly  as your name  appears  on this  proxy.  If signing for executor,  trust, or corporation,  title and capacity should be stated. If shares are held jointly,  each holder should sign.


Signature:____________________ Date:_______________                Signature:____________________ Date:_______________
